Investing in the Future

- Ordered 10 Boeing 787 and 24 737NG aircraft for delivery between 2008 and 2012
- Provides flexibility to retire aircraft while maintaining our successful growth strategy



475
450
425
400
375
350
Mainline Fleet Size
461
448
431
398
Maximum fleet size
Minimum fleet size
366
368
371
370
366
365
2006
2007
2008
2009
2010
2011

MAX scenario assumes no retirements and exercise of all existing options
MIN scenario reflects lease expirations on narrowbody aircraft; exit of owned 737-300 fleet and some 737-500s and 767-200ERs